                                                                   Exhibit 10.59

                         IN THE YEAR NINETEEN HUNDRED AND NINETY SIX, on the ________ day of September.

                         BEFORE Mtre Gaetan RUEL, notary at St. Jerome, district
                    of Terrebonne, Province of Quebec,

                         APPEARED:

                         Richard HEBERT, businessman, residing at 4 Place Briey,
                    in Lorraine, Province of Quebec, Canada, J6Z 4K5,

                         (hereinafter called "Hebert")

                         AND:

                         Eric WEIDER, businessman, residing at 18023 Osborne
                    St., in Northbridge, California, in the United States of America, 91325.

                         Herein acting and represented by Richard Hebert,
                    businessman, residing at 4 Place Briey, in Lorraine, Province of Quebec, Canada, his attorney duly authorized for the purposes hereof by a power of attorney signed under private signature at Los Angeles, California, on the fifth day of August, nineteen hundred and ninety-six (August 5, 1996), which power of attorney has not been revoked, altered or modified since the date thereof and remains in full force and effect on the date hereof, a copy of which is annexed to the present deed of sale after having been acknowledged as true and signed by the attorney and the undersigned notary;

                         (hereinafter called "E. Weider")

                         AND:

                         Ben WEIDER, businessman, residing at 165 Finchley Road,
                    Hampstead, Province of Quebec, Canada, H3X 3A6

                         (hereinafter called "B. Weider")

                         AND:

                         ALLFITNESS INC., a corporation duly constituted by

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                    Articles of amalgamation in virtue of the Canadian Business
                    Corporations Act, having its head office at 901 Daniel-Johnson Blvd., in St. Jerome, Province of Quebec, Canada, herein acting and represented by Richard HEBERT, its President, duly authorized for the purposes hereof by a resolution of its Board of Directors duly adopted on the fifth day of September, nineteen hundred and ninety-six (September 5, 1996) which resolution has not been revoked, altered or modified since the date of its adoption and remains in full force and effect on the date hereof, a certified copy of which is annexed to the present Deed after having been acknowledged as true and signed by the representative in the presence of the notary,

                         (hereinafter called "AllFitness")

                         (Hebert, E. Weider, B. Weider and AllFitness being hereinafter collectively called the "Vendors")

                         AND:

                         ICON OF CANADA INC., a corporation duly incorporated in
                    virtue of the Companies Act (Quebec), having its head office at 1080 Beaver Hall Hill, Suite 605, in Montreal, Province of Quebec, Canada, herein acting and represented by Luc Dupuis, its representative, duly authorized for the purposes hereof by a resolution of its Board of Directors duly adopted on the twenty-sixth day of August, nineteen hundred and ninety-six (August 26, 1996), which resolution has not been revoked, altered or modified since the date of its adoption and remains in full force and effect on the date hereof, a certified copy of which is annexed to the present deed after having been acknowledged as true and signed by the representative in the presence of the notary,

                              (hereinafter called the "Purchaser")


                         WHICH PARTIES HAVE DECLARED AND AGREED IN THE PRESENCE
                    OF THE UNDERSIGNED NOTARY, AS FOLLOWS:

                         FIRST SALE

                         Hebert and E. Weider hereby sell, cede, transfer and
                    convey

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                    to the Purchaser, hereto present and accepting, the
                    following immovable property (the "First Property"):

                         DESCRIPTION

                         An immoveable situated in the industrial park of the
                    Town of Saint-Jerome, Province of Quebec, fronting on Daniel-Johnson Boulevard, known and designated as follows:

                         A) the whole of lot number forty-three of the official subdivision of the original lot number four hundred and eighty-three (483-43) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebonne, of irregular figure and containing an area of one hundred ten thousand, four hundred twenty square feet (110,420 sq.ft.).

                         B) a part of lot number fifty-four of the official subdivision of the original lot number four hundred and eighty one (Pt. 481-54) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebonne.

                         Of irregular figure, measuring two hundred and fifty
                    one feet and six tenths of a foot (251.6') in front in its northwesterly line, five hundred and ten feet (510.0') in its northerly line, two hundred and fifty nine feet and six tenths of a foot (259.6') in its southerly line, one hundred and sixty one feet and fifteen hundredths of a foot (161.15') in a southeasterly line, one hundred and seventy six feet and seven tenths of a foot (176.7') in another southeasterly line, fifty six feet and four tenths of a foot (56.4') in another southerly line and sixty feet (60.0') in an easterly line; containing an area of approximately ninety four thousand nine hundred and eleven square feet (94,911.0 sq.ft.).

                         Bounded towards the northwest by lot number 481-53
                    (Daniel-Johnson Blvd.); towards the north, by lot number 483-43; towards the south, in a first line, by lot number 481-52; towards the southeast and towards the south, in a second line, by a part of said lot number 481-54 belonging to Transport Papineau Inc. and towards the east, by lot number 481-58.

                         With the industrial building thereon erected bearing
                    civic number 901 boulevard Daniel-Johnson, in St-Jerome, Province of Quebec, J7X 4C2, with all its rights, members and appurtenances,

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                    the whole without exception or reserve of any kind on the
                    part of Hebert and E. Weider.


                         With all the servitudes affecting said property, more
                    particularly, the ones granted for:

                              - a servitude granted in favour of Compagnie d'Electricite Gatineau by deed published under number 279799 against the original lots four hundred and eighty one (481) and four hundred and eighty three (483), the situs of which is not described, this servitude authorizes the maintaining of seven (7) hydro poles and three (3) anchors with shrouds and grants a right of passage over a strip of land five (5) feet wide on each side of the transmission line;

                              -   a servitude granted in favour of Hydro-
                              Quebec published under number 365987 against the First Property, the situs of which is not described, this servitude authorizes the maintaining of three (3) poles and three (3) anchors with shrouds and grants a right of passage over a strip of land fifteen (15) feet wide on each side of the transmission line;

                              - a servitude granted in favour of Compagnie de Telephone Bell du Canada published under number 139807 against the original lots four hundred and eighty one (481) and four hundred and eighty three
                              (483), the situs of which is not described, this servitude authorizes the maintaining of a line of communication and the necessary rights of passage.


                         SECOND SALE

                         Hebert and B. Weider hereby sell, cede, transfer and
                    assign to the Purchaser, hereto present and accepting, the following immovable property (the "Second Property"):

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                         DESCRIPTION:

                         An immovable property situated in the industrial park
                    of the Town of St-Jerome, fronting on De l'Industrie Boulevard, composed of:

                         A) lot known and designated under number fifty five of the official subdivision of the original lot number four hundred and eighty one (lot 481-55) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebonne, of irregular figure and containing an area of two hundred and fifty eight thousand six hundred and ninety-three square feet (258,693.0 sq. ft.), English measure.

                         B) lot known and designated under number forty two of the official subdivision of the original lot number four hundred and eighty-three (lot 483-42) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebone, of irregular figure and containing an area of twelve thousand eight hundred and thirty two square feet (12,832.0 sq. ft.), English measure.


                         With the industrial building thereon erected bearing
                    civic number 900, boulevard de l'Industrie, in St-Jerome, Province of Quebec, J7Y 4B8, with all its rights, members and appurtenances, the whole without exception or reserve of any kind on the part of Hebert and B. Weider.

                         With all servitudes affecting said property namely a
                    servitude in favour of Compagnie de Telephone Bell du Canada published under number 139807 against the original lots four hundred and eighty one (481) and four hundred and eighty three (483), the situs of which is not described, this servitude authorizes the maintaining of a line of communication and the necessary rights of passage.


                         THIRD SALE

                         AllFitness hereby sells, cedes, transfers and assigns
                    to the Purchaser, hereto present and accepting, the following immovable property (the "Third Property")

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                         DESCRIPTION:

                         A strip of vacant land situated in the industrial park
                    of the Town of St-Jerome, fronting on Daniel Johnson Boulevard, composed as follows:

                         A) A part of original lot number four hundred and eighty-three (Pt lot 483) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebonne.
                         Of irregular figure, measuring one hundred and fifty
                    five meters and fifty five centimetres (155,55 m) in its northerly line; twenty eight meters and twenty eight centimetres (28,28 m) in its easterly line; one hundred and fifty two meters and forty centimetres (152,40 m) in its southerly line; and thirteen meters and two centimetres (13,02 m) in its westerly line. Containing an area of three thousand one hundred and six square meters and ninety square centimetres (3 106,90 sq. m).
                         Bounded towards the north by a part of lot number 484;
                    towards the east by a part of lot number 483; towards the south by lot number 483-43; and towards the west by lot number 483-41 (Daniel-Johnson Blvd.).

                         B) A part of original lot number four hundred and eighty four (Pt. lot 484) of the official cadastre of the Village of Saint-Jerome, land registry of Terrebonne.

                         Of irregular figure, measuring one hundred and fifty
                    two meters and forty centimetres (152,40 m) in its northerly line; seventeen meters and forty four centimetres (17,44 m) in its easterly line; one hundred and fifty five meters and fifty five centimetres (155,55 m) in its southerly line; and thirty two meters and seventy one centimetres (32,71 m) in its westerly line. Containing an area of three thousand seven hundred and seventy two square meters and ninety square centimetres (3 772,90 sq.m).
                         Bounded towards the north and the east by a part of lot
                    number 484; towards the south by a part of lot number 483; and towards the west by lot number 484-75 (Daniel Johnson Blvd.).

                         With all the servitudes affecting said property namely
                    a servitude in favour of Compagnie de Telephone Bell du Company published under number 139807 against the original lots four hundred and eighty four (484) and four hundred and eighty three (483), the situs of which is not described, this servitude authorizes

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                    the maintaining of a line of communication and the necessary rights of passage.


                         TITLE TO PROPERTY

                         1. Hebert and E. Weider are the owners of the First Property, having acquired it in virtue of the following deeds:

                              (a) deed of sale by EKCO Canada Inc. to Allan
                    DALFEN, Richard HEBERT and Eric WEIDER, passed before Mtre Arnold Isaacson, notary, on the twenty second day of December nineteen hundred and eighty-six (December 22nd, 1986) and published at the Terrebonne Registry Office under number 771790, and

                              (b) deed of sale by Allen DALFEN to Richard HEBERT
                    and Eric WEIDER, passed before Mtre Gaetan RUEL, notary, on the tenth day of November, nineteen hundred and ninety four (November 10th, 1994) and published by summary at the Terrebonne Registry Office under number 1072948.

                         2. Hebert and B. Weider are the owners of the Second Property, having acquired it in virtue of the deed of sale by LES CUISINES NELKEN INC. to Richard HEBERT and Ben WEIDER, passed before Mtre Gaetan RUEL, notary, on the sixth day of March, nineteen hundred and ninety two (March 6th, 1992) and published at the Terrebonne Registry Office under number 983636.

                         3. AllFitness is the owner of the Third Property, having acquired it in virtue of the deed of sale by the TOWN OF ST. JEROME to RICKBEND INDUSTRIES INC. (a corporation amalgamated with 3002993 Canada Inc., Athletimonde Inc. and Fitquip International Inc. to form AllFitness), passed before Mtre Gaetan RUEL, notary, on the ninth day of July, nineteen hundred and ninety-three (July 9th, 1993) and published at the Terrebonne Registry Office under number 1033819.


                         TITLE DEEDS

                         The Vendors do not supply the Purchaser with any title

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                    deeds, survey plan or certificate of location other than
                    those in their possession.


                         WARRANTY

                         The Sale of each of the First Property, the Second
                    Property and the Third Property (individually a "Property") is made by the applicable Vendor thereof only with legal warranty as to title, and the Purchaser acknowledges that except for such legal warranty as to title and the declarations of each Vendor expressly contained herein with respect to the Property being sold by such Vendor, the Purchaser is purchasing the Property at its own risk, without any other representation or warranty of any nature whatsoever including, without limitation, any representation or warranty relating to environmental matters.


                         POSSESSION

                         By means of the present deed, the Purchaser will be
                    sole and absolute owner of each Property and will take immediate and exclusive possession and occupancy of each Property, effective from the date of execution of this deed.


                         DECLARATIONS OF HEBERT AND E. WEIDER

                         Hebert and E. Weider hereby declare, represent and
                    warrant to the Purchaser that:

                         (a) They are the beneficial and registered owners of
                    the First Property with good and marketable title.

                         (b) They  have the right to sell the First Property to
                    the Purchaser.

                         (c) The First Property is free and clear of all
                    encumbrances, including, without limitation, all unregistered or unpublished encumbrances, prior claims, hypothecs, charges, reserves, servitudes (apparent and non apparent), encroachments (on or from the First Property), homologated lines, arrears of taxes (including, without limitation, school, municipal (whether special

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

                    or general), intermunicipal, local improvement, business, water, sewer and ecclesiastical taxes) and other title defects or charges of any nature whatsoever, the whole save and except as disclosed in the title opinion of Notary Gaetan Ruel dated the date hereof addressed to the Purchaser.

                         (d) All assessments, rates, levies, transfer duties,
                    surtaxes and taxes of every nature and kind whatsoever, including, without limitation, general and special, municipal, intermunicipal, for schools, local improvements, sewers, business, water or others, affecting the First Property, due and payable, have been paid in full up to the date hereof without subrogation.

                         (e) They have not received in the last year, any
                    written notice from any competent authority to the effect that the First Property does not conform with the regulations and laws in force in the Province of Quebec or the Federal laws applicable therein.

                         (f) The First Property is not situated in an
                    agricultural zone.

                         (g) The First Property is not a classified cultural
                    property or recognized as such and is not situated within an historic or natural area, within a classified historic site, or in a protected area within the meaning of the Loi sur les biens culturels.

                         (h) The above-mentioned power of attorney is still in
                    force and has full effect, unamended as of the date hereof.

                         (i) Each of the Vendors of the First Property hereby
                    covenants and agrees, jointly but not solidarily with the other Vendor, to indemnify and hold harmless the Purchaser in respect of the following as it pertains to the First
                    Property:

                              (a) any and all damages, defects, defaults or deficiencies relating to or arising from (i) any material breach of its representations or warranties, (ii) any material failure to execute, fulfil and perform any of its obligations, covenants or agreements contained herein;

                              (b) any and all actions, proceedings, suits,

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                              claims, liabilities, losses, assessments,
                              amendments, costs, fees, damages, expenses
                              (including reasonable attorney fees and expenses) and demands accessory to, relating to, arising from or in respect of any of the foregoing;

                              (c) any obligations under all contracts or other agreements of any nature whatsoever affecting the First Property entered into prior to the date hereof, which are not in the ordinary course of business;

                              (d) any and all claims for or under any prior claim or other security charging the Property with respect to any work contracted prior to the date hereof, or to any supplies or materials furnished pursuant to any contract entered into prior to the date hereof, regardless of whether such work, supplies or materials are completed or executed and delivered after the date hereof or whether said hypothec or prior claims are published prior or subsequent to the date hereof.





                         DECLARATIONS OF HEBERT AND B. WEIDER

                         Hebert and B. Weider hereby declare, represent and
                    warrant to the Purchaser that:

                         (a) They are the beneficial and registered owners of
                    the Second Property with good and marketable title.

                         (b) They  have the right to sell the Second Property to
                    the Purchaser.

                         (c) The Second Property is free and clear of all
                    encumbrances, including, without limitation, all unregistered or unpublished encumbrances, prior claims, hypothecs, charges, reserves, servitudes (apparent and non apparent), encroachments (on or from the Second Property), homologated lines, arrears of taxes (including, without limitation, school, municipal (whether

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

                    special or general), intermunicipal, local improvement, business, water, sewer and ecclesiastical taxes) and other title defects or charges of any nature whatsoever, the whole save and except as disclosed in the title opinion of Notary Gaetan Ruel dated the date hereof addressed to the Purchaser.

                         (d) All assessments, rates, levies, transfer duties,
                    surtaxes and taxes of every nature and kind whatsoever, including, without limitation, general and special, municipal, intermunicipal, for schools, local improvements, sewers, business, water or others, affecting the Second Property, due and payable, have been paid in full up to the date hereof without subrogation.

                         (e) They have not received in the last year, any
                    written notice from any competent authority to the effect that the Second Property does not conform with the regulations and laws in force in the Province of Quebec or the Federal laws applicable therein.

                         (f) The Second Property is not situated in an
                    agricultural zone.

                         (g) The Second Property is not a classified cultural
                    property or recognized as such and is not situated within an historic or natural area, within a classified historic site, or in a protected area within the meaning of the Loi sur les biens culturels.

                         (h) Each of the Vendors of the Second Property hereby
                    covenants and agrees, jointly but not solidarily with the other Vendor, to indemnify and hold harmless the Purchaser in respect of the following:

                              (a) any and all damages, defects, defaults or deficiencies relating to or arising from (i) any material breach of its representations or warranties, (ii) any material failure to execute, fulfil and perform any of its obligations, covenants or agreements contained herein;

                              (b) any and all actions, proceedings, suits, claims, liabilities, losses, assessments, amendments, costs, fees, damages, expenses (including reasonable attorney fees and expenses) and

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

                              demands accessory to, relating to, arising from or in respect of any of the foregoing.

                              (c) any obligations under all contracts or other agreements of any nature whatsoever affecting the Second Property entered into prior to the date hereof, which are not in the ordinary course of business;

                              (d) any and all claims for or under any prior claim or other security charging the Property with respect to any work contracted prior to the date hereof, or to any supplies or materials furnished pursuant to any contract entered into prior to the date hereof, regardless of whether such work, supplies or materials are completed or executed and delivered after the date hereof or whether said hypothec or prior claims are published prior or subsequent to the date hereof.


                         DECLARATIONS OF ALLFITNESS

                         AllFitness hereby declares, represents and warrants to
                    the Purchaser that:

                         (a) It is the beneficial and registered owner of the
                    Third Property with good and marketable title.

                         (b) It has the right to sell the Third Property to the
                    Purchaser.

                         (c) The Third Property is free and clear of all
                    encumbrances, including, without limitation, all unregistered or unpublished encumbrances, prior claims, hypothecs, charges, reserves, servitudes (apparent and non apparent), encroachments (on or from the Third Property), homologated lines, arrears of taxes (including, without limitation, school, municipal (whether special or general), intermunicipal, local improvement, business, water, sewer and ecclesiastical taxes) and other title defects or charges of any nature whatsoever, the whole save and except as disclosed in the title opinion of Notary Gaetan Ruel dated the date hereof addressed to the Purchaser.

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

                         (d) All assessments, rates, levies, transfer duties,
                    surtaxes and taxes of every nature and kind whatsoever, including, without limitation, general and special, municipal, intermunicipal, for schools, local improvements, sewers, business, water or others, affecting the Third Property, due and payable, have been paid in full up to the date hereof without subrogation.

                         (e) It has not received in the last year, any written
                    notice from any competent authority to the effect that the Third Property does not conform with the regulations and laws in force in the Province of Quebec or the federal laws applicable therein.

                         (f) The Third Property is not situated in an
                    agricultural zone.

                         (g) The Third Property is not a classified cultural
                    property or recognized as such and is not situated within an historic or natural area, within a classified historic site, or in a protected area within the meaning of the Loi sur les biens culturels.

                         (h) The above-mentioned resolution is still in force
                    and has full effect, unamended as of the date hereof.

                         (i) AllFitness hereby covenants and agrees  to
                    indemnify and hold harmless the Purchaser in respect of the following as it pertains to the third Property:

                              (a) any and all damages, defects, defaults or deficiencies relating to or arising from (i) any material breach of its representations or warranties, (ii) any material failure to execute, fulfil and perform any of its obligations, covenants or agreements contained herein;

                              (b) any and all actions, proceedings, suits, claims, liabilities, losses, assessments, amendments, costs, fees, damages, expenses (including reasonable attorney fees and expenses) and demands accessory to, relating to, arising from or in respect of any of the foregoing;

                              (c) any obligations under all contracts or other agreements of any nature whatsoever affecting the Third Property entered into prior to the date hereof, which are not in the ordinary course of business;

                              (d) any and all claims for or under any prior claim or other security charging the Property with respect to any work contracted prior to the date hereof, or to any supplies or materials furnished pursuant to any contract entered into prior to the date hereof, regardless of whether such work, supplies or materials are completed or executed and delivered after the date hereof or whether said hypothec or prior claims are published prior or subsequent to the date hereof.


                         OBLIGATIONS

                         In consideration of the present Sale, the Purchaser
                    obliges itself:

                              To take each Property in its present state, the
                    Purchaser hereby declaring having visited and examined same to its satisfaction and having itself verified with the competent authorities that the use it intends to make of each Property is in conformity with applicable laws and regulations.

                         2. From the date hereof, to respect those conditions and restrictions stipulated in the original deed of sale (the "Original Deed") of land by the Town of St-Jerome to Rickbend Industries Inc. (a corporation amalgamated with 3002993 Canada Inc., Athletimonde Inc. and Fitquip International Inc. to form Allfitness), passed before Mtre. Gaetan Ruel, Notary, on the ninth day of July, nineteen hundred and ninety-three (July 9, 1993) and published at the Terrebonne Registry Office under number 1033819 relating to industrial park restrictions. For greater certainty, the Vendors declare having at all times prior to the date hereof, complied with those conditions and restrictions stipulated in the Original Deed.

                         3    To pay the costs of these presents, their
                    publication and copies for all parties; however, each party shall pay the fees and disbursements in connection with the negotiation and conclusion of this deed and any other document executed in relation to the transaction consummated pursuant to this deed.

                         4. To pay all transfer duties deriving from the present Sale.


                         THE GOODS AND SERVICES TAX AND THE QUEBEC SALES TAX

                         1. The Vendors and the Purchaser declare that the sale of the Property consummated by the execution of this deed is a "taxable supply" subject to the payment of the tax commonly referred to as "Goods and Services Tax" (the "GST") under the Act respecting Excise Taxes (the "ETA") and the "Quebec Sales Tax" (the "QST") under An Act respecting the Quebec Sales Tax and Amending Various Fiscal Legislation, S.Q. 1991, c. 67 (the "QSTA"). Moreover, the Vendors and the Purchaser declare that the sale price provided for in this deed does not include any amount in respect of such taxes.

                         2. The Purchaser declares that it is registered under subdivision (d) of Division V of Part IX of the ETA, and that its registration number thereunder is 141405407, and that it is registered under Division I of Chapter VIII of Title I of the QSTA and that it registration number thereunder is 1019115565TQ0001.

                         3. ALLFITNESS INC. declares that it is registered under subdivision (d) of Division V of Part IX of the ETA, and that its registration number thereunder is 139933188RJ, and that it is registered under Division I of Chapter VIII of Title I of the QSTA and that its registration number thereunder is 1017407909TQ0001.

                         4. The Vendors and the Purchaser declare that, in accordance with section 221(s)(b) of the ETA and paragraph
                    (2) of section 423 of the QSTA, the Purchaser shall not be required to pay to the Vendors and the Vendors are relieved of their obligation to collect from the Purchaser the GST and the QST imposed, inter alia, in respect of the sale contemplated hereby, pursuant to sections 165(1) and 221(1) of the ETA and section 16 of the QSTA, respectively.

                         ADJUSTMENTS

                         The parties declare they have made between them, to
                    their mutual satisfaction, the usual adjustments as of the twenty-sixth (26th) day of August, Nineteen hundred and ninety-six (1996). If other adjustments become necessary, they will be made promptly.


                         PRICE

                         The Sale of the Property is made for the price of five
                    hundred thousand and one dollars of the United States of America ($500,001.00 U.S.), of which one dollar ($1 U.S.) is allocated to the Third Property and paid to AllFitness and the balance allocated to the First Property and the Second Property and paid to the Vendors other than AllFitness which the Vendors acknowledge to have received from the Purchaser, whereof quit for so much.

                         This Sale is also made under the condition that
                    Purchaser hereby personally undertakes and assumes on behalf of the Vendors and to the latter's complete exoneration, all sums owing in virtue of the following deeds and documents:

                         a) the sum of nine hundred and three thousand, nine hundred ninety-two Canadian dollars and thirty-three cents ($903,992.33), being the balance owing as of September 5, 1996, to the Royal Bank of Canada, to which said sum is due in virtue of a hypothecary loan in an original amount of $1,100,000.00, passed before Mtre. Gaetan RUEL, notary, on the 4th day of March, 1992 and published in the land registry of Terrebonne under number 983358.

                         b) the sum of five hundred and fifty thousand, five hundred fifty-nine Canadian dollars and eighty cents ($550,559.80), being the balance owing as of September 5, 1996, to the Royal Bank of Canada, to which said sum is due in virtue of a promissory note or a deed of loan in an original amount of $616,178.00 secured by a collateral hypothec passed before Mtre Gaetan RUEL, notary, on the 9th day of December, 1994 and published in the land registry of Terrebonne under number 1075239.

                         The Vendors declare having obtained the consent of the
                    Royal Bank of Canada to the transfer and assumption by the Purchaser of the loans above-mentioned.


                         RESIDENCE

                         The Vendor ALLFITNESS INC., declares that it is not a
                    non-resident of Canada within the meaning of the Income Tax Act (Canada) and the Taxation Act (Quebec) and that the representative of ALLFITNESS INC. making this present declaration does so conscientiously believing it to be true and knowing it is of the same force and effect as if made under oath and by and in virtue of the Canadian Evidence Act.

                         The Vendor Richard HEBERT declares that he is a
                    Canadian resident within the meaning of the Income Tax Act (Canada) and the Taxation Act (Quebec) and that he makes the present declaration conscientiously believing it to be true and knowing it is of the same force and effect as if made under oath and by and in virtue of the Canada Evidence Act.

                         The Vendor Ben WEIDER declares that he is a Canadian
                    resident within the meaning of the Income Tax Act (Canada) and the Taxation Act (Quebec) and that he makes the present declaration conscientiously believing it to be true and knowing it is of the same force and effect as if made under oath and by and in virtue of the Canada Evidence Act.

                         The Vendor Eric WEIDER declares that he is a "non-
                    resident" within the meaning of the Income Tax Act (Canada) and the Taxation Act (Quebec) and shall comply with the provisions of Article 116 of the Income Tax Act (Canada) and
                    Article 1099 and following of the Taxation Act (Quebec); he shall supply the Purchaser without delay with the necessary certificates with respect to the disposition of property by a non-resident of Canada.


                         CIVIC STATUS, MATRIMONIAL REGIME AND CAPACITY

                    Richard HEBERT declares to be married in first wedding to Jocelyn LEPORE, under the regime of separation as to property according to the laws of the Province of Quebec, in virtue of a marriage contract passed before Mtre Gaston GRATTON, notary, on the eight (8th) day of May, nineteen hundred and sixty-nine (May 8, 1969) and registered at the Registration Division of Montreal under number 2136303, and that there are no proceedings pending in order to change or modify their matrimonial regime.

                         Eric WEIDER declares to be married in first wedding to
                    Renee L. MUDGETT, under the regime of separation as to property according to the laws of California, one of the United States of America, without marriage contract and that there are no proceedings pending in order to change or modify their matrimonial regime.

                         Ben WEIDER declares to be married in first wedding to
                    Hugette DROUIN, under the regime of separation as to property according to the laws of the Province of Quebec, in virtue of a marriage contract passed before Mtre. Irwin B. BLOND, notary, on the tenth (10th) day of July, nineteen hundred and fifty-nine (July 10, 1959) and that there are no proceedings pending in order to change or modify their matrimonial regime.

                         ALLFITNESS INC. declares that it has full legal
                    capacity and is capable of providing certificates of status from the authorities governing it and it has validly acquired and has the power to own and sell the Third Property without further formalities than those already fulfilled.


                         INTERVENTION

                         To these presents intervened Dame Renee L. MUDGETT,
                    residing at 18023 Osborne St. in Northbridge, California, in the United States of America, 91325.

                         Herein acting and represented by Richard Hebert,
                    businessman, residing at 4 Place Briey, in Lorraine, Province of Quebec, Canada, her attorney duly authorized for the purposes hereof by a power of attorney signed under private signature at Los Angeles, California, on the fifth day of August, nineteen hundred and ninety-six (August 5, 1996), which power of attorney has not been revoked, altered or modified since the date thereof and remains in full force and effect on the date hereof, a copy of which is annexed to the present deed of sale after having been acknowledged as true and signed by the attorney and the undersigned notary.

                         Who, after having taken communication of these
                    presents, corroborates the declarations made by her husbands concerning his civil status and matrimonial regime and consents and concurs to the present sale for all legal purposes.


                         ELECTION OF DOMICILE

                         For the execution of the present deed, the Purchaser
                    and the Vendors elect domicile at their respective addresses above mentioned. Either party may change his said domicile to another by a written notice served upon the other party. In the event that it is impossible to effect service at the above addresses, the parties elect domicile at the office of the clerk of the Superior Court for the District of Terrebonne.


                         INTERPRETIVE CLAUSE

                         Unless the context should call for a different meaning,
                    the masculine form includes the feminine form and vice-versa and the singular form includes the plural form and vice-versa.

                         The words "Vendors" and "Purchaser" may refer to one or
                    more persons of feminine or masculine gender as well as to one or more legal or physical persons.

                         The declarations, warranties and obligations of the
                    different Vendors are joint but not solidary. In addition, no vendor shall be liable in any manner whatsoever for any obligations or liabilities of any other vendor.

                         For the purposes of the present deed, the word
                    "immovable" or "Property" includes all that is presently sold.

                         Unless otherwise indicated, the word "dollar" and the
                    symbol "$" mean Canadian currency.

                         This deed is governed and interpreted by the laws of
                    the

                         Province of Quebec and the federal laws of Canada applicable therein.

                         The parties have requested that this deed and any other
                    contracts, documents and notices related hereto be drafted in English. Les parties ont exige que le present acte et tous autres contrats, documents ou avis y afferents ou accessoires aux presente, soient rediges en langue anglaise.


                         DECLARATIONS CONCERNING THE LAND TRANSFER DUTIES ACT

                         The Purchaser declares that he is not a "cessionaire"
                    or a corporation not residing in Canada within the meaning of the Land Transfer duties Act.


                         DECLARATIONS REQUIRED UNDER ARTICLE 9 OF THE ACT RESPECTING DUTIES ON TRANSFERS OF IMMOVEABLES

                         The Vendors and Purchaser herein (hereinafter called
                    the "Transferor" and the "Transferee", respectively) for the purposes of this present declaration declare:

                              The names and the addresses of the Transferor are:

                              Richard HEBERT, residing at 4 Place Briey, in
                    Lorraine, Province of Quebec, Canada, J6Z 4K5;

                              and

                              Eric WEIDER, residing at 18023 Osborne St. in
                    Northbridge, California, in the United States of America, 91325;

                              and

                              Ben WEIDER, residing at 165 Finchley Road,
                    Hampstead, Province of Quebec, Canada, H3X 3A6;

                              and

                              ALLFITNESS INC., having its head office at 901
                    Daniel-Johnson Blvd., in St-Jerome, Province of Quebec, Canada.

                              The name and the address of the Transferee are:

                              ICON OF CANADA INC., having its head office at
                    1080 Beaver Hall Hill, Suite 605, in Montreal, Province of Quebec, Canada.

                              The immovable properties hereinabove described and
                    herein sold are situated in the Town of St-Jerome, Province of Quebec.

                              The consideration paid is:

                    Property at 901 Daniel-Johnson Blvd.:
                    550 559,80$ CAN, plus 250 000,00$ U.S.,
                    (337 500,00$ CAN) =888 059,80 $
                    Property at 900 de l'Industrie Blvd.:
                    903 992,33$ CAN, plus 250 000,00$ U.S.,
                    (337 500,00$ CAN) = 1 241 492,33 $
                    Vacant lot on Daniel-Johnson Blvd.: 1.00$ U.S.       1,40 $

                              The imposition base is:
                    Property at 901 Daniel-Johnson Blvd.:1 271 600,00 $ Property at 900 de l'Industrie Blvd.:1 832 100,00 $ Vacant lot on Daniel-Johnson Blvd.:29 600,00 $

                              The amount of the transfer duty is:
                    Property at 901 Daniel-Johnson Blvd.:17 574,00 $ Property at 900 de l'Industrie Blvd.:25 981,50 $ Vacant lot on Daniel-Johnson Blvd.:148,00 $

                              The consideration for the said sale is the
                    transfer of an immovable only and does not include the transfer of an immovable and movables as defined in Article
                    1.01 of Loi 146.


                         WHEREOF ACT, at                    under
                    number                  of the minutes of the
                    undersigned Notary.

                         AFTER DUE READING, the parties have signed in the
                    presence of the undersigned notary.


                              -----------------------
                              Richard HEBERT



                         Eric WEIDER


                         By:
                              -----------------------
                              Richard HEBERT


                         Renee L. MUDGETT


                         By:
                              -----------------------
                              Richard HEBERT


                              -----------------------
                              Ben WEIDER


                         ALLFITNESS INC.


                         By:
                              -----------------------
                              Richard HEBERT, President and
                              Chief-Executive Officer


                         ICON OF CANADA INC.

                         By:
                              -----------------------
                              Luc Dupuis


                              ------------------------
                              Mtre Gaetan RUEL, Notary